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                                                                      EXHIBIT 23
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-61889) of Callaway Golf Company of our report dated June 9, 2000 relating to the financial statements of the Callaway Golf Company 401(k) Profit Sharing Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

San Diego, California
June 23, 2000